Exhibit 99.3

ANNUAL MEETING OF SHAREHOLDERS OF DHT HOLDINGS, INC. June 11, 2025 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x ------------------ ---------------- 20230300000000001000 3 061125 COMPANY NUMBER ACCOUNT NUMBER 1. The approval of the 2025 Incentive Compensation Plan (the “2025 Plan”). 2. The ratification of the selection of Ernst & Young AS as DHT’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN If you plan to attend the Annual Meeting, please mark box at right. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17692 ONLINE - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST on June 10, 2025, the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

ANNUAL MEETING OF SHAREHOLDERS OF DHT HOLDINGS, INC. June 11, 2025 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Annual Meeting of Shareholders, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17692 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. The approval of the 2025 Incentive Compensation Plan (the “2025 Plan”). 2. The ratification of the selection of Ernst & Young AS as DHT’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the ------------------ e n v e l o p e p r o v i d e d . ---------------- 20230300000000001000 3 061125 If you plan to attend the Annual Meeting, please mark box at right. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

1 14475 DHT HOLDINGS, INC. Proxy for Annual Meeting of Shareholders on June 11, 2025 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Erik Andreas Lind, Svein Moxnes Harfjeld, Laila C. Halvorsen and Olesya Wehlau, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of DHT Holdings, Inc. which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on June 11, 2025 at 11:00 a.m. (Bermuda time) or any postponement or adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If this proxy is signed but no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors of DHT Holdings, Inc. If any other business is presented at the Meeting or any postponement or adjournment thereof, this proxy will be voted by the above named proxies at the direction of the Board of Directors of DHT Holdings, Inc. This proxy revokes any prior proxy given by the undersigned. (Continued and to be signed on the reverse side) COMMENTS: 1.1